JPMorgan Funds - Pacholder High Yield Fund, Inc
Rule 10f-3 Transactions
For the period from January 1, 2014 to June 30, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 1/7/2014
Issuer K. Hovnanian Enterprises (HOV 7.00% January 15, 2019 144A)
Cusip 442488BV
Par 35,000
Offering Price $100.00
Spread 1.50%
Cost $35,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.60%
Syndicate Members Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 1/15/2014
Issuer Credit Agricole SA (ACAFP FRN January 29, 2049 144A)
Cusip 225313AD
Par 200,000
Offering Price $100.00
Spread 1.00%
Cost $200,000
Dealer Executing Trade Credit Agricole Securities
% of Offering  purchased by firm 0.68%
Syndicate Members Barclays Capital, Credit Agricole, Credit Suisse, Goldman Schs, JPMorgan, UniCredit Bank
Fund Pacholder High Yield Fund
Trade Date 1/15/2014
Issuer CHS/Community Health Systems (CYH 5.125% August 1, 2021 144A)
Cusip 30283FAA
Par 110,000
Offering Price $100.00
Spread 1.75%
Cost $110,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.82%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, RBC, SunTrust Robinson Humphrey, UBS, Wells Fargo, BBVA, Credit Agricole, Deutsche Bank, Fifth Third, Mitsubishi UFJ, Scotai Capital
Fund Pacholder High Yield Fund
Trade Date 1/15/2014
Issuer CHS/Community Health Systems (CYH 6.875% February 1, 2022 144A)
Cusip 30283FAB
Par 280,000
Offering Price $100.00
Spread 1.75%
Cost $280,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.27%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, RBC, SunTrust Robinson Humphrey, UBS, Wells Fargo, BBVA, Credit Agricole, Deutsche Bank, Fifth Third, Mitsubishi UFJ, Scotai Capital
Fund Pacholder High Yield Fund
Trade Date 1/16/2014
Issuer CBS Outdoor Americas Capital LLC and CBS Outdoor Americas Capital Corportion (CBSOAM 5.25% February 15, 2022 144A)
Cusip 12505FAA
Par 35,000
Offering Price $100.00
Spread 1.50%
Cost $35,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.00%
Syndicate Members BofA Merrill, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo, BNP Paribas, BNY Mellon, Credit Suisse, Drexel Hamilton, Evercore Partners, Guggenheim, Lloyds, Loop Capital, Mizuho, Norura, Ramirez & Co, RBS, SMBC Nikko, TD Securities, UBS, US Bancorp, Wiliams Capital
Fund Pacholder High Yield Fund
Trade Date 1/16/2014
Issuer CBS Outdoor Americas Capital LLC and CBS Outdoor Americas Capital Corportion (CBSOAM 5.625% February 15, 2024 144A)
Cusip 12505FAC
Par 35,000
Offering Price $100.00
Spread 1.50%
Cost $35,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.00%
Syndicate Members BofA Merrill, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo, BNP Paribas, BNY Mellon, Credit Suisse, Drexel Hamilton, Evercore Partners, Guggenheim, Lloyds, Loop Capital, Mizuho, Norura, Ramirez & Co, RBS, SMBC Nikko, TD Securities, UBS, US Bancorp, Wiliams Capital
Fund Pacholder High Yield Fund
Trade Date 1/22/2014
Issuer JLL/Delta Dutch Newco BV (PTICN 7.50% February 1, 2022 144A)
Cusip 46590GAA
Par 400,000
Offering Price $100.00
Spread 2.25%
Cost $400,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 2.22%
Syndicate Members Jefferies, JPMorgan, KeyBanc, Morgan Stanley, UBS, Barclays, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 1/27/2014
Issuer Forest Laboratories Inc (FRX 4.875% February 15, 2021 144A)
Cusip 345838AE
Par 65,000
Offering Price $100.00
Spread 1.25%
Cost $65,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.13%
Syndicate Members JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 2/4/2014
Issuer Chrysler Group LLC and CG Co-Issuer Inc. (FIAT 8.00% June 15, 2019 144A)
Cusip 17121EAE
Par 200,000
Offering Price $108.25
Spread 1.00%
Cost $216,500
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.03%
Syndicate Members Barclays, Citigroup, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, UBS, Banca IMI, BB Securities, Credit Suisse, Deutsche Bank, RBC, RBS, SG Americas, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 2/4/2014
Issuer Netflix Inc (NFLX 5.75% March 1, 2024 144A)
Cusip 64110LAF
Par 140,000
Offering Price $100.00
Spread 1.50%
Cost $140,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.41%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, Allen & Co
Fund Pacholder High Yield Fund
Trade Date 2/4/2014
Issuer Regency Energy Partners LP and Regency Energy Finance Corp. (RGP 5.875% March 1, 2022)
Cusip 75886AAL
Par 152,000
Offering Price $98.42
Spread 1.50%
Cost $149,603
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.02%
Syndicate Members Citigroup, Credit Suisse, JPMorgan, BodA Merrill Lynch, Natixis, PNC Capital, RBC, Scotia Capital, SunTrust Robinson Humphrey , UBS, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/5/2014
Issuer Lennar Corp (LEN 4.50% June 15, 2019)
Cusip 526057BT
Par 29,000
Offering Price $100.00
Spread 1.00%
Cost $29,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.79%
Syndicate Members Citigroup, BMO Capital, Citigroup, Deutsche Bank, JPMorgan, BofA Merrill Lynch, UBS, Wells Fargo, Comerica, PNC Capital
Fund Pacholder High Yield Fund
Trade Date 2/5/2014
Issuer Micron Technology Inc. (MU 5.875% February 15, 2022 144A)
Cusip 595112AZ
Par 50,000
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.06%
Syndicate Members Credit Suisse, Goldman Sachs, Morgan Stanley, Citigroup, JPMorgan, DBS Bank, HSBC, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 2/12/2014
Issuer CIT Group Inc (CIT 3.875% February 19, 2019)
Cusip 125581GS
Par 145,000
Offering Price $100.00
Spread 0.88%
Cost $145,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.39%
Syndicate Members Credit Suisse, BofA Merrill Lynch, Morgan Stanley, Barclays, Credit Agricole, Deutsche Bank, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 2/12/2014
Issuer Griffon Corporation (GFF 5.25% March 1, 2022 144A)
Cusip 398433AG
Par 160,000
Offering Price $100.00
Spread 1.36%
Cost $160,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.76%
Syndicate Members Deutsche Bank, Goldman Sachs, HSBC, Jeffreis & Co, JPMorgan, Lazard, RBS, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/20/2014
Issuer Advanced Micro Devices (AMD 6.75% March 1, 2019 144A)
Cusip 007903AY
Par 175,000
Offering Price $100.00
Spread 1.44%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.69%
Syndicate Members BofA Merrill Lynch, JPMorgan, Barclays, Morgan Stanley, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/20/2014
Issuer Covanta Holding Corporation (CVA 5.875% March 1, 2024)
Cusip 22282EAF
Par 80,000
Offering Price $100.00
Spread 1.50%
Cost $80,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.80%
Syndicate Members Barclays, Citigroup, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, Credit Agricole, HSBC, Mitsubishi UFJ, SMBC Nikko, TD Securities
Fund Pacholder High Yield Fund
Trade Date 2/25/2014
Issuer State Street Corporation (State Street PFD)
Cusip 85747760
Par 500
Offering Price $25.00
Spread 0.25%
Cost $12,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.80%
Syndicate Members BofA Merrill Lynch, Goldman Sachs, Morgan Stanley, Wells Fargo, Barclays Capital, HSBC, JPMorgan, Lebenthal, Mischler Financial
Fund Pacholder High Yield Fund
Trade Date 2/27/2014
Issuer Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corp. (CLD 6.375% March 15, 2024)
Cusip 18911XAA
Par 25,000
Offering Price $100.00
Spread 1.94%
Cost $25,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.96%
Syndicate Members Goldman Sachs, Credit Agricole, Credit Suisse, Deutsche Bank, JPMorgan, RBC, Wells Fargo, BB&T, Comerica, PNC, Stifel Nicolaus & Co
Fund Pacholder High Yield Fund
Trade Date 3/3/2014
Issuer HCA Inc (HCA 3.75% March 15, 2019)
Cusip 404119BM
Par 122,000
Offering Price $100.00
Spread 1.00%
Cost $122,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBC, SunTRust, UBS, Wells Fargo, Credit Agricole, Fifth Third, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 3/3/2014
Issuer HCA Inc (HCA 5.00% March 15, 2024)
Cusip 404119BN
Par 139,000
Offering Price $100.00
Spread 1.00%
Cost $139,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.32%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBC, SunTRust, UBS, Wells Fargo, Credit Agricole, Fifth Third, Mizuho, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 3/5/2014
Issuer The ADT Corporation (ADT 4.125% April 15, 2019)
Cusip 00101JAL
Par 65,000
Offering Price $100.00
Spread 1.13%
Cost $65,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.71%
Syndicate Members Barclays, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, BNY Mellon, Deutsche bank, Scotia Capital, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 3/5/2014
Issuer Tenet Healthcare Corporation (THC 5.00% March 1, 2019 144A)
Cusip 88033GCF
Par 65,000
Offering Price $100.00
Spread 1.38%
Cost $65,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.63%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Goldman Sachs, JPMorgan, SunTrust Robinson Humphrey, Barclays, Citigroup, Goldman Sachs, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/6/2014
Issuer RR Donnelley & Sons Company (RRD 6.00% April 1, 2024)
Cusip 257867BB
Par 160,000
Offering Price $100.00
Spread 1.47%
Cost $160,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.81%
Syndicate Members Citigroup, JPMorgan, BofA merrill Lynch, Mitsubishi UFJ, US Bancorp, Wells Fargo, Comerica, Fifth Third, Morgan Stanley, PNC, TD Securities, Wedbush Securities
Fund Pacholder High Yield Fund
Trade Date 3/7/2014
Issuer Catamaran Corporation (CCTCN 4.75% March 15, 2021)
Cusip 148887AA
Par 50,000
Offering Price $100.00
Spread 1.50%
Cost $50,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.82%
Syndicate Members JPMorgan, BofA merrill Lynch, SunTrust Robinson Humphrey, Barclays, Citigroup, Morgan Stanley, Credit Agricole, Fifth Third, Mizuho, PNC, TD Securities
Fund Pacholder High Yield Fund
Trade Date 3/12/2014
Issuer Mediacom Broadband LLC and Mediacom Broadband Corporation (MCCC 5.50% April 15, 2021 144A)
Cusip 58446VAK
Par 35,000
Offering Price $100.00
Spread 1.63%
Cost $35,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.20%
Syndicate Members BofA merrill Lynch, Credit Suisse, Deutsche bank, JPMorgan, RBC, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/12/2014
Issuer Post Holdings Inc (POST 6.75% December 1, 2021 144A)
Cusip 737446AE
Par 135,000
Offering Price $105.75
Spread 1.50%
Cost $142,763
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 8.07%
Syndicate Members barcalys, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, BNP Paribas, PNC, Rabo Securities
Fund Pacholder High Yield Fund
Trade Date 3/12/2014
Issuer United Rentals North (North America) Inc. (URI 6.125% June 15, 2023)
Cusip 911365AX
Par 297,000
Offering Price $105.25
Spread 1.25%
Cost $312,593
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.56%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, BofA Merrill Lynch, Morgan Stanley, Wells Fargo, HSBC, JPMorgan, Mitsubishi UFJ, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 3/12/2014
Issuer United Rentals North (North America) Inc. (URI 5.75% November 15, 2024)
Cusip 911365BB
Par 25,000
Offering Price $100.00
Spread 1.50%
Cost $25,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.73%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, BofA Merrill Lynch, Morgan Stanley, Wells Fargo, HSBC, JPMorgan, Mitsubishi UFJ, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 3/18/2014
Issuer MPH Acquisition Holdings (MLTPLN 6.625% April 1, 2022 144A)
Cusip 553331AA
Par 430,000
Offering Price $100.00
Spread 2.25%
Cost $430,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 4.67%
Syndicate Members Barclays, JPMorgan, Partners Group, Starr Investments
Fund Pacholder High Yield Fund
Trade Date 3/25/2014
Issuer Cemex Finance LLC (CEMEX 6.00% April 1, 2024 144A)
Cusip 12516UAD
Par 200,000
Offering Price $100.00
Spread 0.40%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.99%
Syndicate Members Citigroup, Credit Agricole, HSBC, JPMorgan, Santander
Fund Pacholder High Yield Fund
Trade Date 3/26/2014
Issuer Guitar Center Inc (GTRC 6.50% April 15, 2019 144A)
Cusip 402040AH
Par 119,000
Offering Price $98.94
Spread 1.50%
Cost $117,742
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.15%
Syndicate Members BofA Merrill Lynch, Deutsche Banks, JPMorgan, RBC
Fund Pacholder High Yield Fund
Trade Date 3/26/2014
Issuer Kindred Healthcare, Inc. (KND 6.375% April 15, 2022 144A)
Cusip 494580AC
Par 60,000
Offering Price $100.00
Spread 1.50%
Cost $60,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.23%
Syndicate Members Barclays, Citigroup, JPMorgan, Morgan Stanley, Wellls Fargo
Fund Pacholder High Yield Fund
Trade Date 3/27/2014
Issuer Jones Energy Holdings, LLC & Jones Energy Finance Corp. (JONE 6.75% April 1, 2022 144A)
Cusip 48019TAA
Par 85,000
Offering Price $100.00
Spread 2.00%
Cost $85,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.28%
Syndicate Members Barclays, Capital One, Citigroup, Credit Agricole, JPMorgan, Mitsubishi UFJ, SunTrust Robinson Humphrey, TD Securities, Wells Fargo, Tudor Pickering Holt, Jefferies, Morgan Stanley, Comerica, Stifel Nicolaus
Fund Pacholder High Yield Fund
Trade Date 3/28/2014
Issuer Nielsen Finance LLC and Nielsen Finance Co (NLSN 5.00% April 15, 2022 144A)
Cusip 65409QBB
Par 83,000
Offering Price $100.00
Spread 1.38%
Cost $83,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.14%
Syndicate Members Citigroup, Credit Suisse, Deutsche Bank, Goldman Scahs, HSBC, JPMorgan, Morgan Stanley, RBC, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/31/2014
Issuer Bombardier Inc (BBDBCN 4.75% April 15, 2019 144A)
Cusip 097751BH
Par 225,000
Offering Price $100.00
Spread 1.25%
Cost $225,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.63%
Syndicate Members Bof A Merrill Lynch, Barclays, BNP Paribas, Citigroup, Commerzbank, Credit Agricole, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley, National Bank of Canada, UBS
Fund Pacholder High Yield Fund
Trade Date 3/31/2014
Issuer Bombardier Inc (BBDBCN 6.00% October 15, 2022 144A)
Cusip 097751BJ
Par 50,000
Offering Price $100.00
Spread 1.25%
Cost $50,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.76%
Syndicate Members Bof A Merrill Lynch, Barclays, BNP Paribas, Citigroup, Commerzbank, Credit Agricole, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley, National Bank of Canada, UBS
Fund Pacholder High Yield Fund
Trade Date 3/31/2014
Issuer Exterran Partners, L.P. and EXLP Finance Corp. (EXLP 6.00% October 1, 2022 144A)
Cusip 30227CAC
Par 120,000
Offering Price $98.37
Spread 1.75%
Cost $118,045
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.41%
Syndicate Members BofA Merrill Lynch, Credit Agricole, Goldman Sachs, JPMorgan, RBC, RBS, Wells Fargo, BB&T, BBVA, Capital One, Citigroup, Mitsubishi UFJ, Regal Securities, Scotia Capital, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 4/1/2014
Issuer Crown Castle International Corp. (CCI 4.875% April 14, 2022)
Cusip 228227BE
Par 107,000
Offering Price $99.50
Spread 0.75%
Cost $106,465
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.33%
Syndicate Members Barclays, Citigroup, Credit Agricole, JPMorgan, BofA merrill Lynch, Mitsubishi UFJ, Morgan Stanley, RBC, RBS, SunTrust Robinson Humphrey, TD Securities, BBVA, PNC, SMBC Nikko, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 4/3/2014
Issuer Infor Software Parent, LLC (LWSN 7.125% May 1, 2021 144A)
Cusip 45672WAA
Par 108,000
Offering Price $100.00
Spread 1.63%
Cost $108,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.97%
Syndicate Members BofA Merrill Lynch, Barclays, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 4/4/2014
Issuer Enquest PLC (ENQLN 7.00% April 15, 2022 144A)
Cusip 29357JAA
Par 200,000
Offering Price $100.00
Spread 0.87%
Cost $200,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 2.11%
Syndicate Members BofA Merrill Lynch, Barclays, BNP Paribas, Credit Suisse, Goldman Sachs, JPMorgan, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 4/4/2014
Issuer NRG Energy Inc (NRG 6.25% May 1, 2024 144A)
Cusip 629377BX
Par 175,000
Offering Price $100.00
Spread 1.25%
Cost $175,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.07%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Suisse, JPMorgan, Mitsubishi UFJ, RBS, SMBC Nikko, BNP Paribas, Commerzbank, ING
Fund Pacholder High Yield Fund
Trade Date 4/7/2014
Issuer Signode Industrial Group (SIGINT 6.375% May 1, 2022 144A)
Cusip 826700AA
Par 115,000
Offering Price $100.00
Spread 2.25%
Cost $115,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.66%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Credit Suisse, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/8/2014
Issuer Navios South American Logistics Inc. (NM 7.25% May 1, 2022 144A)
Cusip 63938NAE
Par 343,000
Offering Price $100.00
Spread 1.85%
Cost $343,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 14.61%
Syndicate Members JPMorgan, Morgan Stanley, Credit Suisse, Itau BBA, ABN AMRO, Credit Agricole, DVB Capital, S Goldman Capital
Fund Pacholder High Yield Fund
Trade Date 4/10/2014
Issuer Cheasapeake Energy Corporation (CHK 4.875% April 15, 2022)
Cusip 165167CN
Par 545,000
Offering Price $100.00
Spread 1.00%
Cost $545,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.93%
Syndicate Members Citigroup, Credit Agricole, Deutsche Banks, JPMorgan, Mitsubishi UFJ, Morgan Stanley, Barclays, Credit Suisse, Goldman Sachs, Jefferies, BofA Merrill Lynch, RBS, Wells Fargo, BBVA, BNP Paribas, Comerica, DNB Nor, Markets, Macquarie, Mizuho, Natixis, Nomura, PNC, Santander, Scotia Capital, SMBC Nikko, SunTrust Robinson HUmphrey, TD Securities, UBS
Fund Pacholder High Yield Fund
Trade Date 4/10/2014
Issuer CONSOL Energy Inc (CNX 5.875% April 15, 2022 144A)
Cusip 20854PAJ
Par 130,000
Offering Price $100.00
Spread 1.25%
Cost $130,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.27%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Goldman Sachs, JPMorgan, Wells Fargo, Mitsubishi UFJ, PNC, RBS, Scotia Capital, Stifel Nicolaus, BB&T, BBVA, Brean Capital, Capital One, CIBC, Clarkson Capital, Cowen & Co, Credit Agricole, FBR Capital, ING, Natixis, Nomura, Raymond James. Simmons, Sterne & Co, SunTrust Robinson Humphrey, Tudor Pickering, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/11/2014
Issuer Exco Resources Inc (XCO 8.50% April 15, 2022)
Cusip 269279AE
Par 90,000
Offering Price $100.00
Spread 1.75%
Cost $90,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.15%
Syndicate Members BMO, JPMorgan, BofA Merrill Lynch, Wells Fargo, Credit Suisse, ING, Natixis, UBS, CIT Capital, Deutsche Bank, Goldman Sachs
Fund Pacholder High Yield Fund
Trade Date 4/11/2014
Issuer Quad Graphics Inc (QUAD 7.00% May 1, 2022 144A)
Cusip 747301AA
Par 150,000
Offering Price $100.00
Spread 1.75%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.95%
Syndicate Members BofA Merrill Lynch, JPMorgan, PNC, SunTrust Robinson Humphrey, US bancorp, BMO, Fifth Third, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 4/14/2014
Issuer Time Inc (TWX 5.75% April 15, 2022 144A)
Cusip 887228AA
Par 85,000
Offering Price $100.00
Spread 1.50%
Cost $85,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.98%
Syndicate Members BofA Merrill Lynch, Barclays, BNP Paribas, Citigroup, JPMorgan, Morgan Stanley, Wells Fargo, RBS, Macquarie
Fund Pacholder High Yield Fund
Trade Date 4/15/2014
Issuer Florida East Coast Holdings (FECRC 6.75% May 1, 2019 144A)
Cusip 340630AA
Par 114,000
Offering Price $100.00
Spread 1.50%
Cost $114,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.54%
Syndicate Members JPMorgan, Morgan Stanley, BMO Capital
Fund Pacholder High Yield Fund
Trade Date 4/23/2014
Issuer Altice S.A. (ATCNA 7.75% May 15, 2022 144A)
Cusip 02154VAA
Par 282,000
Offering Price $100.00
Spread 2.25%
Cost $282,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.67%
Syndicate Members Barclays, BNP Paribas, Credit Agricole, Credit Suisse, Deutsche bank, Goldman Sachs, ING, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 4/23/2014
Issuer Antero Resources Corp (AR 5.125% December 1, 2022 144A)
Cusip 03674XAA
Par 89,000
Offering Price $100.00
Spread 2.23%
Cost $89,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.86%
Syndicate Members Barclays, Capital One, Citigroup, Credit Agricole, JPMorgan, Wells Fargo, BMO Capital, Credit Suisse, Mitsubishi UFJ, ABN AMRO, BB&T, CIBC, Comerica, Fifth Third, KeyBanc, PNC, Scotia Capital, SMBC Nikko, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/23/2014
Issuer Numericable Group SA (NUMFP 6.00% May 15, 2022 144A)
Cusip 67054LAB
Par 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.66%
Syndicate Members Barclays, BNP Paribas, Credit Agricole, Credit Suisse, Deutsche Banks, Goldman Sachs, ING, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 4/23/2014
Issuer Numericable Group SA (NUMFP 6.25% May 15, 2024 144A)
Cusip 67054LAC
Par 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.07%
Syndicate Members Barclays, BNP Paribas, Credit Agricole, Credit Suisse, Deutsche Banks, Goldman Sachs, ING, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 4/24/2014
Issuer Woodside Homes Company, LLC and Woodside Homes Finance Inc. (WOODHO 6.75% December 15, 2021 144A)
Cusip 980242AA
Par 9,000
Offering Price $100.25
Spread 1.88%
Cost $9,023
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.71%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/30/2014
Issuer Century Communities (CEMMZ 6.875% May 15, 2022 144A)
Cusip 156504AA
Par 99,000
Offering Price $99.24
Spread 1.63%
Cost $98,247
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.70%
Syndicate Members BofA Merrill, FBR Capital, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 5/1/2014
Issuer Lifepoint Hospitals Inc (LPNT 5.50% December 1, 2021 144A)
Cusip 53219LAL
Par 64,000
Offering Price $103.00
Spread 1.25%
Cost $65,920
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.15%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Goldman Sachs, JPMOrgan, UBS, Fifth Third, Mitsubishi UFJ, SunTrust Robinson Humphrey, Credit Agricole, Regions Securities, SMBC Nikko, Waller Landsden Dortch & Davis, White & Case, Cahill Gordon & Reidel
Fund Pacholder High Yield Fund
Trade Date 5/1/2014
Issuer Sirius XM Radio Inc (SIRI 6.00% July 15, 2024 144A)
Cusip 82967NAS
Par 169,000
Offering Price $100.00
Spread 1.13%
Cost $169,000
Dealer Executing Trade Duetsche Bank Securities
% of Offering  purchased by firm 3.19%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, JPNorgan, Morgan Stanley, Stifel Nicolaus, BMO Capital, BNP Paribas, Credit Agricole, RBC, UBS, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/8/2014
Issuer AerCap Ireland Capital Limited and AerCap Global Aviation Trust (AER 4.50% May 15, 2021 144A)
Cusip 00772BAE
Par 200,000
Offering Price $100.00
Spread 1.50%
Cost $200,000
Dealer Executing Trade UBS Securities
% of Offering  purchased by firm 3.10%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMOrgan, Morgan Stanley, RBC, RBS, UBS, Guggenheim, KKR
Fund Pacholder High Yield Fund
Trade Date 5/8/2014
Issuer First Quatum Minerals Ltd. (FMCN 7.25% May 15, 2022 144A)
Cusip 335934AH
Par 226,000
Offering Price $100.00
Spread 1.25%
Cost $226,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.66%
Syndicate Members Barclays, BNP Paribas, Credit Suisse, Deutsche Bank, Jefferies, JPMorgan, Standard Chartered, Credit Agricole, ING, Societe Generale
Fund Pacholder High Yield Fund
Trade Date 5/8/2014
Issuer Rayonier A.M. Products Inc. (RYN 5.50% June 1, 2024 144A)
Cusip 75508EAA
Par 160,000
Offering Price $100.00
Spread 1.50%
Cost $160,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.46%
Syndicate Members Bof A merrill Lynch, Credit Suisse, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/12/2014
Issuer Suburban Propone Partners (SPH 5.50% June 1, 2024)
Cusip 864486AH
Par 75,000
Offering Price $100.00
Spread 1.50%
Cost $75,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.00%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/13/2014
Issuer Sabine Pass Liquefaction, LLC (CQP 5.75% May 15, 2024 144A)
Cusip 785592AF
Par 125,000
Offering Price $100.00
Spread 1.00%
Cost $125,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 2.04%
Syndicate Members Banca INI, BBVA, Credit Agricole, Credit Suisse, HSBC, ING, JPMorgan, Lloyds, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, Scotia Capital, SG Americas, SMBC Nikko, Standard Chatered, CIBC, Goldman Scahs, BofA merrill Lynch, Sanatnder, Deutsche Bank
Fund Pacholder High Yield Fund
Trade Date 5/15/2014
Issuer Commscope Inc (CTV 5.00% June 15, 2021 144A)
Cusip 203372AL
Par 23,000
Offering Price $100.00
Spread 1.57%
Cost $23,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.15%
Syndicate Members Bof A Merrill Lynch, Deutsche bank, JPMorgan, Pierce Fenner Smith, Mizuho, SMBC Nikko, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/15/2014
Issuer Commscope Inc (CTV 5.50% June 15, 2024 144A)
Cusip 203372AM
Par 23,000
Offering Price $100.00
Spread 1.57%
Cost $23,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.15%
Syndicate Members Bof A Merrill Lynch, Deutsche bank, JPMorgan, Pierce Fenner Smith, Mizuho, SMBC Nikko, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 5/16/2014
Issuer Teleflex Inc (TFX 5.25% June 15, 2024 144A)
Cusip 879369AC
Par 105,000
Offering Price $100.00
Spread 1.25%
Cost $105,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.52%
Syndicate Members BofA merrill Lynch, JPMorgan, DNB Nor Markets, HSBC, Mitsubishi UFJ, PNC, RBS, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 5/19/2014
Issuer Live Nation Entertainment (LYV 5.375% June 15, 2022 144A)
Cusip 538034AG
Par 60,000
Offering Price $100.00
Spread 1.00%
Cost $60,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 9.51%
Syndicate Members BofA Merrill Lynch, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, RBS, Scotia, Wells Fargo, Nitsubishi UFJ, SunTrust
Fund Pacholder High Yield Fund
Trade Date 5/20/2014
Issuer CSC Holdings LLC (CVC 5.25% June 1, 2024 144A)
Cusip 126307AG
Par 150,000
Offering Price $100.00
Spread 1.75%
Cost $150,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.11%
Syndicate Members Bank of Nova Scotia, BofA Merrill Lynch, Barclays, BNP Paribas, Citigroup, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, Guggenheim, ING, JPMorgan, Natixis, RBC, RBS, SunTrust, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/20/2014
Issuer Cimarex Energy Co (XEC 4.375% June 1, 2024)
Cusip 171798AC
Par 80,000
Offering Price $100.00
Spread 1.00%
Cost $80,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.67%
Syndicate Members Deutsche bank, JPMorgan, Mitsubishi UFJ, US bancorp, Wells Fargo, BB&T, BBVA, Bosc, Capital One, CIBC, Comerica, Goldman Sachs, ING, KeyBanc, Santander
Fund Pacholder High Yield Fund
Trade Date 5/21/2014
Issuer Rosetta Resources Inc (ROSE 5.875% June 1, 2024)
Cusip 777779AF
Par 7,000
Offering Price $100.00
Spread 1.50%
Cost $7,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.83%
Syndicate Members BMO Capital, JPMorgan, Mitsubishi UFJ, Wells Fargo, BBVA, Comerica, BofA Merrill Lynch, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 5/29/2014
Issuer Cedar Fair LP., Canda's Wonderland Co., Magnum Management Corp. (FUN 5.375% June 1, 2024 144A)
Cusip 150191AG
Par 70,000
Offering Price $100.00
Spread 1.60%
Cost $70,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.94%
Syndicate Members JPMorgan, UBS, Wells fargo, Fifth Third, KeyBanc
Fund Pacholder High Yield Fund
Trade Date 6/2/2014
Issuer Advanced Micro Devices, Inc. (AMD 7.00% July 1, 2024 144A)
Cusip 007903BA
Par 85,000
Offering Price $100.00
Spread 1.35%
Cost $85,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.84%
Syndicate Members BofA Merrill Lynch, Barclays, Deutsche Bank, JPMorgan, Morgan Stanley, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 6/10/2014
Issuer Davita HealthCare Partners Inc. (DVA 5.125% July 15, 2024)
Cusip 23918KAQ
Par 170,000
Offering Price $100.00
Spread 1.25%
Cost $170,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.27%
Syndicate Members Barclays, Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill Lynch, Morgan Stanley, SunTrust, Wells Fargo, Credit Agricole, Mitsubishi UFJ, Scotia Capital, SMBC Nikko
Fund Pacholder High Yield Fund
Trade Date 6/11/2014
Issuer The Men's Wearhouse Inc. (MW 7.00% July 1, 2022 144A)
Cusip 587118AD
Par 80,000
Offering Price $100.00
Spread 2.50%
Cost $80,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.26%
Syndicate Members BofA Merrill Lynch, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 6/11/2014
Issuer Tenet Healthcare Corporation (THC 5.00% March 1, 2019 144A)
Cusip 88033GCF
Par 108,000
Offering Price $101.50
Spread 1.38%
Cost $109,620
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.80%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Goldman Sachs, JPMorgan, SunTrust, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 6/17/2014
Issuer SBA Communications Corporation (SBAC 4.875% July 15, 2022 144A)
Cusip 78388JAR
Par 175,000
Offering Price $99.18
Spread 1.40%
Cost $173,562
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.98%
Syndicate Members Barcalys, Citigroup, Deutsche Bank, JPMorgan, RBS, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 6/19/2014
Issuer Cenveo Corporation (CVO 6.00% August 1, 2019 144A)
Cusip 15671BAK
Par 185,000
Offering Price $100.00
Spread 1.38%
Cost $185,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.97%
Syndicate Members Barclays, CJS Securities, CRT Capital, Imperial Capital, JPMorgan, Macquarie, BofA Merrill Lynch, Sidoti & Co.
Fund Pacholder High Yield Fund
Trade Date 6/19/2014
Issuer Cenveo Corporation (CVO 8.50% September 1, 2022 144A)
Cusip 15671BAL
Par 145,000
Offering Price $100.00
Spread 1.38%
Cost $145,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.13%
Syndicate Members Barclays, CJS Securities, CRT Capital, Imperial Capital, JPMorgan, Macquarie, BofA Merrill Lynch, Sidoti & Co.
Fund Pacholder High Yield Fund
Trade Date 6/19/2014
Issuer Global Partners LP and GLP Finance Corp (GLP 6.25% July 15, 2022 144A)
Cusip 37954FAA
Par 56,000
Offering Price $100.00
Spread 1.75%
Cost $56,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.77%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBS, Wells Fargo, BMO Capital, BNP Paribas, Credit Agricole, Mitsubishi UFJ, Rabo Securities, Santander
Fund Pacholder High Yield Fund
Trade Date 6/24/2014
Issuer Belden Inc (BDC 5.25% July 15, 2024 144A)
Cusip 077454AG
Par 53,000
Offering Price $100.00
Spread 1.75%
Cost $53,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.57%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Wells Fargo, HSBC
Fund Pacholder High Yield Fund
Trade Date 6/24/2014
Issuer Hilcorp Energy I, L.P. and Hilcorp Finance Company (HILCRP 5.00% December 1, 2024 144A)
Cusip 431318AN
Par 97,000
Offering Price $100.00
Spread 1.25%
Cost $97,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.64%
Syndicate Members Barclays, BMO Capital, Deutsche Bank, JPMorgan, Wells Fargo, BB&T, BBVA, Capital One, Comerica, Mitsubishi UFJ, SunTrust, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 6/25/2014
Issuer Memorial Resource Development Corporation (MRD 5.875% July 1, 2022 144A)
Cusip 58605QAA
Par 289,000
Offering Price $100.00
Spread 2.00%
Cost $289,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.85%
Syndicate Members BofA Merrill Lynch, Barclays, BMO, Citigroup, JPMorgan, RBC, Wells Fargo, Capital One, Comerica, Credit Agricole, Goldman Sachs, ING, Mitsubishi UFJ, Natixis